SCHEDULE 14C
          INFORMATION REQUIRED IN INFORMATION STATEMENT
                    SCHEDULE 14C INFORMATION
         INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934
Check the appropriate box:
[X] Preliminary Information Statement  Confidential, for Use of
                                       the Statement Commission
                                       Only (as permitted by Rule
                                       14c-5(d)(2))
[ ] Definitive Information Statement
                          CORSPAN INC.
                 -----------------------------
          (Name of Registrant As Specified in Charter)
Payment of Filing Fee (Check the appropriate box)
[X]  No Fee required.
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g)
and 0-11.
(1)  Title  of  each  class of securities to  which  transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set, forth the amount on which the filing fee is calculated and state how it was determined)
(4)  Proposed maximum aggregate value of transaction:
                                   (5)  Total fee paid:
[  ] Fee paid previously with preliminary materials
[  ] Check  box  if any part of the fee is offset as provided  by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
                           Copies to:
                       Peter Moulinos, Esq.
                      Shane Henty Sutton, P.C.
                 Suite 1600, One Rockefeller Plaza
                      New York, New York  10020
                  Telephone:     (212) 265-4600
                  Facsimile:     (212) 265-4680
                           CORSPAN INC.
                 ONE ROCKEFELLER PLAZA, SUITE 1600
                     NEW YORK, NEW YORK  10020
Dear Fellow Stockholder:
     The purpose of this information statement is to inform you that on May 30, 2002, the Board of Directors of Corspan Inc. (the "Company") approved, and recommended that the Company's Certificate of Incorporation be amended to include, the following (the "Charter Amendment"):
          1. To increase the number of authorized shares of common stock, par value $0.001 (the "Common Stock"), of the Company from 25,000,000 shares to 50,000,000 shares; and
          2. To authorize 25,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time.
          In addition, on May 30, 2002, the Board of Directors of the Company approved, and recommended that the Company's By-Laws be amended to include, the following (the "By-Laws Amendment," and together with the Charter Amendment, the "Amendments"):
          The number of directors serving on the Board of Directors shall be established from time to time by the Board of Directors, provided that the number shall not be less than three (3) nor more than twelve (12).
     As of May 30, 2002, the holders of 90% of the outstanding shares of Common Stock executed a written consent adopting and approving the Amendments. Pursuant to the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendments by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company. This written consent assures that the Amendments will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on June 12, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.
Furthermore, at the meeting on May 30th 2002, a majority of shareholders (90%)of Corspan Inc. voted to dispose of its interest by way of a trade sale in ICM Resource Ltd (ICM) as the company had been sustaining losses and ICM no longer represents the company's core value and as such is no longer considered fundamental to the future of the business on an ongoing basis.
               WE ARE NOT ASKING YOU FOR A PROXY AND
             YOU ARE REQUESTED NOT TO SEND US A PROXY.
     The date of this information statement is June 12 2002.
 This information statement was mailed on or about June 12 2002.
                                   Sincerely,
                                   /s/ Ian Warwick
                                   Chief Executive Officer
     TABLE OF CONTENTS TO SCHEDULE 14C INFORMATION STATEMENT
                                                             Page
  INTRODUCTION                                                 1
  QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS                   2
  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
     Proposals and Board Recommendation                        3
  AMENDMENT TO THE BY-LAWS
     Proposals and Board Recommendation                        7
  DESCRIPTION OF SECURITIES                                    9
     Description of Common Stock                               9
     Description of Preferred Stock                            9
  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     AND MANAGEMENT                                           11
  ANNEX A - Form of Certificate of Amendment to
     Certificate of Incorporation                            A-1
  ANNEX B - Form of Amendment to By-Laws                     B-1
                          INTRODUCTION
     On May 30th, 2002, the Board of Directors of Corspan
Inc. (the "Company") approved, and recommended that the Company's Certificate of Incorporation be amended to include, the following (the "Charter Amendment"):
          1. To increase the number of authorized shares of common stock, par value $0.001 (the "Common Stock"), of the Company from 25,000,000 shares to 50,000,000 shares; and
          2. To authorize 25,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time in a certificate of designations which the Board of Directors shall have authority to file from time to time as required by law.
     As of May 30th, 2002, the holders of 90% of the outstanding shares of Common Stock executed a written consent adopting the Charter Amendment. As of the close of business on June 11, 2002, Company records indicated that 15,190,000 shares of its Common Stock were issued and outstanding.
     On  May 30th,  2002, the Board of Directors  of  the
Company approved,  and  recommended  that the  Company's
By-Laws, which presently limits the number of directors on the Board to three (3), be amended to include a provision to allow the number of directors serving on the Board of Directors to be established from time to time by the Board of Directors, without the need to obtain the approval of the Stockholders, provided that such number shall not be less than
three (3) nor more than twelve (12) (the   "By-Laws  Amendment,"
and together with the Charter Amendment, the "Amendments"). As of May 30th, 2002, the holders of 90% of the outstanding shares of Common Stock executed a written consent adopting the By-Laws Amendment.
     This information statement is being mailed on or about June 12th 2002 to holders of record of Common Stock at the close of business on June 12th, 2002, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C promulgated thereunder. Pursuant to federal securities laws, the Amendments will not be effective until twenty (20) days following the mailing of this information statement or shortly thereafter.
     Furthermore, at the meeting on May 30th 2002, a majority of shareholders (90%)of Corspan Inc. voted to dispose of its interest by way of a trade sale in ICM Resource Ltd (ICM) as the company had been sustaining losses and ICM no longer represents the company's core value and as such is no longer considered fundamental to the future of the business on an ongoing basis.
              WE ARE NOT ASKING YOU FOR A PROXY AND
            YOU ARE REQUESTED NOT TO SEND US A PROXY.
                               -1-
           QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS
Q.   Why did I receive this Information Statement?
A. Applicable laws require us to provide you information regarding the Amendments even though your vote is neither
     required   nor  requested  for  the  Amendments  to   become
     effective.
Q.   What will I receive if the Amendments are completed?
A. Nothing. The Amendments will only modify the Certificate of Incorporation and the By-Laws.
Q.   When do you expect the Amendments to become effective?
A. The Charter Amendment will become effective upon the filing of the Charter Amendment with the Delaware Secretary of State. The By-Laws Amendment will become effective twenty
     (20) days following the mailing of this information statement. Copies of the Form of Charter Amendment and the Form of By-Laws Amendment are attached to this information statement as Annex A and Annex B, respectively. We expect to file the Charter Amendment with the Delaware Secretary of State at least 20 days after this information statement has been sent to you.
Q.   Why am I not being asked to vote?
A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.
Q.   What do I need to do now?
A. Nothing. This information statement is purely for your information and does not require or request you to do anything.
Q.   Whom can I call with questions?
A. If you have any questions about the Amendments, please contact Bernard Ross at (011) 44 1925 846 708.
     For more detailed information about the Company, including financial statements, you may refer to the Company's Form 10-KSB, filed with the SEC on September 13th 2001, or the Company's Forms 10-QSB filed with the SEC on December 17th, 2001, March 19, 2002. These documents are available on the SEC's EDGAR database at www.sec.gov or can be requested without cost by Bernard Ross at (011) 44 1925 846 708.
                               -2-
          AMENDMENT TO THE CERTIFICATE OF INCORPORATION
               Proposals and Board Recommendation
     On  May 30th, our Board of Directors, believing it to be
in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve, the Charter Amendment. The Charter Amendment is reflected in the Form of Certificate of Amendment to Certificate of Incorporation (the "Form of Charter Amendment") which is attached hereto as Annex A, and incorporated herein by reference. The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with potential equity financings which are under negotiation as of the date hereof. At this stage of negotiation, the Company does not know
(i) whether such equity financings may require the issuance of Common Stock, Preferred Stock or both or (ii) the aggregate number of shares such equity financings may require. In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to authorize. The Company has no understandings or agreements at this time with regard to any acquisitions.
     (A) Increase in Authorized Common Stock of the Company. The Company's Certificate of Incorporation currently authorizes the Company to issue up to 25,000,000 shares of Common Stock. As of 11th June, 2002, Company records indicate that the Company had issued and outstanding 15,190,000 shares of Common Stock.
As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been
severely diminished.   The proposed  increase of authorized
shares will increase the total number of shares of unissued and unreserved authorized shares of Common Stock from 9,810,000 shares to 34,810,000 shares, an increase which the Board of Directors believes will improve the Company's flexibility to take such actions.
                             -3-
     (B) Authorization of "Blank Check" Preferred Stock. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 25,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof, when required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.
     Rights and Preferences With Respect to Common Stock. If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.
                             -4-
     Approval by Stockholders. As of 11th June, 2002, the Company had 15,190,000 shares of its Common Stock issued and outstanding. As of this same date, stockholders representing 13,550,000 shares of Common Stock, or approximately 90% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to: (i) increase the number of authorized shares of Common Stock of the Company to 50,000,000 shares from 25,000,000 shares; and (ii) authorize a class of blank check Preferred Stock, par value $0.001, of the Company, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time. The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Annex A of this information statement. Pursuant to the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on June 9, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.
     Possible Anti-Takeover Effect. In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence
                             -5-
of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.
     The Company anticipates that the Charter Amendment will be effective 20 days after the mailing of this Information Statement; that is, it will be effective on approximately July 2, 2002 or shortly thereafter.
     THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
     PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.
                              -6-
                   AMENDMENT TO THE BY-LAWS
               PROPOSALS AND BOARD RECOMMENDATION
     On May 30th, 2002, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of
the  Company approve,  the  By-Laws  Amendment.   The  By-Laws
Amendment is reflected in the Form of Amendment to By-Laws (the "Form of By-Laws Amendment") which is attached hereto as
Annex  B,  and incorporated herein by reference.
     Prior to the By-Laws Amendment, the By-Laws limited the number of directors on the Board of Directors to three (3) and the Board of Directors consisted of three (3) directors. Such limitation has prevented the Company from offering new investors an opportunity to serve as members of the Board of Directors without the prior resignation from the Board of Directors of its preexisting members or amendment to the By-Laws by the Company's stockholders.
     The  Board  of Directors determined that it is in  the  best interest  of  the Company to provide the Board of Directors  with the ability to increase the number of directors in its sole discretion, without the need to seek stockholder approval, since the Company may be obligated to do so in connection with potential financings, joint ventures or other arrangements in a competitive environment. In addition, the Company may desire to appoint to the Board of Directors individuals with certain specialized experience whose expertise may allow the Board of Directors to better manage the Company. As of the date hereof, neither the Board of Directors nor the Company has approved the addition to the Board of Directors of any specific individuals.
     Approval by Stockholders. As of June 11th, 2002, the Company had 15,190,000 shares of its Common Stock issued and outstanding. As of this same date, stockholders representing approximately 13,550,000 shares of Common Stock, or approximately 90% of the issued and outstanding shares of Common Stock, approved the By-Laws Amendment. Pursuant to the provisions of
Delaware law and the Company's By-Laws, the holders of at least a majority of the outstanding voting shares are permitted to approve the By-Laws Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and
regulations  promulgated  by   the Securities  and  Exchange
Commission under the Exchange Act, an information statement must be sent to the holders of voting stock
                             -7-
who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on June 12th, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.
     Possible Anti-Takeover Effect. In addition to providing the Board of Directors with the ability to allow, from time to time, new investors an opportunity to designate members of the Board of Directors, the By-Laws Amendment may also allow the Board of Directors the ability to dilute the control or influence that certain members of the Board of Directors may obtain by adding additional members of whom it approves.
     The Company anticipates that the By-Laws Amendment will be effective 20 days after the mailing of this Information Statement, July 1 2002 or shortly thereafter.
     THE BY-LAWS AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE BY-LAWS AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
     PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.
                              -8-
                    DESCRIPTION OF SECURITIES
Description of Common Stock
     Number of Authorized and Outstanding Shares. After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 15,190,000 shares were outstanding on June 11th, 2002. All of the outstanding shares of Common Stock are fully paid and non-assessable.
     Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.
     Other. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.
     Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Liberty Transfer Company, 274B New York Avenue, Huntington, New York 11743, Attention: Lisa Conger.
Description of Preferred Stock
     Number of Authorized Shares. After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of up to 25,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required
                             -9-
for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company. The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.
                             -10-
 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of June 11th, 2002, by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director or executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.
                             Amount of      Percentage of
                             Beneficial       Beneficial
Name and Address             Ownership        Ownership(1)
of Beneficial Owner
DBP Holdings Ltd.(2)         9,450,000                 63%
Picturesque Limited (3)       4,050,000                27%
All Executive Officers and   4,050,000                 27%
Directors as a group
(3 persons)
__________________________
(1) Based on a total of 15,190,000 shares of Common Stock outstanding as of June 11th, 2002.
(2) The address of the beneficial owner is One Rockefeller Plaza, Suite 1600, New York, New York 10020.
(3) The address of the beneficial owner is Suite 2B, International House, Bell Lane, Gibraltar
                              -12-
                             ANNEX A
                    CERTIFICATE OF AMENDMENT
                               TO
                  CERTIFICATE OF INCORPORATION
                               OF
                          CORSPAN INC.
     Corspan INC., a corporation organized and existing
under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST:  That the Board of Directors of said corporation,  at
a  meeting   duly  convened  and  held,  adopted  the  following
resolution:
          RESOLVED, that the Certificate of Incorporation be
     amended   by  changing  the  article  thereof  numbered
     "FOURTH" so that, as amended, said article shall be and
     read as follows:
               "FOURTH.  The total number of shares  of
          all   classes  of  capital  stock  which  the
          corporation shall have the authority to issue
          is   75,000,000  shares  consisting  of:  (1)
          50,000,000 shares of Common Stock, par  value
          $0.001 per share and (2) 25,000,000 shares of
          Preferred Stock, par value $0.001 per  share.
          The  Preferred Stock shall be issuable in one
          or    more    series   with   such    powers,
          designations,      preferences,       rights,
          qualifications,  limitations or  restrictions
          as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof.  When required by  law  and
          in  accordance with the provisions of Section
          151  of  the General Corporation Law  of  the
          State  of Delaware, the board shall have  the
          express authority to execute, acknowledge and
          file    a    certificate   of   designations,
          preferences,      rights,     qualifications,
          limitations or restrictions of the  Preferred
          Stock."
      SECOND:   That  said amendment has been  consented  to  and
authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
      THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer this June 12th, 2002.
                                _________________________
                                Ian Warwick
                                Chief Executive Officer
                               A-1
                             ANNEX B
                            AMENDMENT
                               TO
                             BY-LAWS
                               OF
                           CORSPAN INC.
     CORSPAN INC., a corporation organized and existing
under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:
          RESOLVED, that the By-Laws be amended by  changing
     Section  1  of Article IV thereof so that, as  amended,
     such Section 1 shall be and read as follows:
          Section 1. The business and affairs of the corporation shall be managed by, or under the
          direction   of,   its  Board   of   Directors
          consisting  of  such number of  directors  as
          shall be established from time to time by resolution adopted by the affirmative vote of a  majority of the entire Board of Directors,
          provided  that the number shall not  be  less
          than three (3) nor more than twelve (12).   A
          director  shall  hold office until  the  next
          annual meeting of stockholders and until  his
          successor shall be elected and shall qualify,
          subject,   however,  to  his   prior   death,
          resignation, retirement, disqualification  or
          removal from office.  Any director elected to
          fill a vacancy not resulting from an increase
          in  the  number of directors shall  have  the
          same   remaining   term  as   that   of   his
          predecessor.   The  directors  need  not   be
          residents  of  this state or stockholders  in
          the corporation.
      SECOND:   That  said amendment has been  consented  to  and
authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
      THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, said corporation has caused this Amendment to By-Laws to be signed by its Chief Executive Officer this June 12th 2002.
                                   _________________________
                                   Ian Warwick
                                   Chief Executive Officer
                               B-1